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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 7, 2005


                              MKS Instruments, Inc.
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             (Exact name of registrant as specified in its charter)


         Massachusetts                   0-23621                  04-2277512
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


90 Industrial Way, Wilmington, Massachusetts                        01887
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  (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (978) 284-4000


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))


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ITEM 8.01.  OTHER EVENTS.

     On January 11, 2005, MKS Instruments, Inc. ("MKS") issued a press release announcing that on January 7, 2005, it had accelerated the vesting of certain unvested options awarded to its employees and officers under its stock option plans. The acceleration applies only to those options with an exercise price of $23.00 or greater. The closing sale price of MKS stock on the Nasdaq National Market on January 7, 2005 was $16.03.

     Under the recently issued Financial Accounting Standards Board Statement No. 123R, "Share-Based Payment" ("FAS 123R"), MKS will be required to apply the expense recognition provisions under FAS 123R beginning July 1, 2005. The Company believes that accelerating the vesting of the identified stock options will reduce the Company's compensation charge in periods subsequent to June 30, 2005.

     The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     Exhibit
     Number    Description
     ------    -----------

     99.1      Press release dated January 11, 2005 of MKS Instruments, Inc.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 11, 2005                          MKS Instruments, Inc.



                                                By: /s/ Ronald C. Weigner
                                                    ----------------------------
                                                    Ronald C. Weigner,
                                                    Vice President &
                                                    Chief Financial Officer